UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: August 31, 2009
Estimated average burden
FORM 8-K	hours per response ......5.0

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2010

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2011 the Board of Directors of TriMas Corporation (the “Corporation”) adopted amendments to Articles II and III of the Second Amended and Restated Bylaws (the “Bylaws”).  Article II Section 5 was added to require advance notice for stockholder business and nominations.  Article III Section 6 was amended to authorize action of the directors on consent by electronic transmission.

A full copy of the revised Second Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  The following Exhibits are filed with this Current Report:

Exhibit 3.1 — Second Amended and Restated Bylaws of the Corporation, effective February 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	February 18, 2011	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Vice President, General Counsel and Secretary